EXHIBIT 10.2

FIRST WAIVER AND AMENDMENT

TO THE TRICO MARINE CREDIT AGREEMENT (EXIT)

AND DIP CREDIT AGREEMENT

This FIRST WAIVER AND AMENDMENT, dated as of March 15, 2005 (this “Waiver and Amendment”), to the Credit Agreement (Exit) referred to below and the DIP Credit Agreement referred to below, by BEAR STEARNS CORPORATE LENDING INC., as administrative agent under each of the Credit Agreement and the DIP Credit Agreement (in each such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Secured Parties (under and as defined in each of the Credit Agreement and the DIP Credit Agreement) (in each such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Secured Parties (under and as defined in each of the Credit Agreement and the DIP Credit Agreement) (in each such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”), and the Lenders (as defined in each of the Credit Agreement and the DIP Credit Agreement) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

RECITALS

A.    The Credit Parties, the Lenders and the Agents are parties to that certain DIP Credit Agreement (as defined in the Credit Agreement (defined below)) and to that certain Credit Agreement (Exit), dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the loan proceeds of which are to be used, among other things, to refinance the loans under the DIP Credit Agreement.

B.    The Credit Parties have requested that the Agents and the Lenders waive certain requirements of the Credit Agreement and the DIP Credit Agreement, and the Agents and the Lenders are willing to provide such waivers subject to the terms and conditions hereof.

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.   Certain Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Waiver and Amendment.

ARTICLE II

WAIVERS AND AGREEMENTS

Section 2.01.   Notice of Borrowing under the Credit Agreement. The Agents and the Lenders hereby waive the provisions under Section 2.2(b) of the Credit Agreement requiring that the relevant Borrower requesting Term Loans give the Administrative Agent irrevocable notice prior to 10:00 A.M. New York City time, one Business Day prior to the Initial Funding Date; provided that the relevant Borrower will give the Administrative Agent irrevocable notice on the Initial Funding Date that is otherwise in accordance with Section 2.2(b) of the Credit Agreement, which notice may be given by e-mail from the Company to the Administrative Agent at BJCarter@Bear.com with a copy to RCunningham@JonesDay.com.

Section 2.02.   Local Dollar Account Limits (Section 6.18(i)). The Agents and the Lenders, in their respective capacities as Agents and Lenders under the Credit Agreement and as DIP Agents and DIP Lenders under the DIP Credit Agreement, hereby waive any Default or Event of Default under Section 6.18(i) of the Credit Agreement, and any “Default” or “Event of Default” under and as defined in the DIP Credit Agreement arising under Section 6.18(i) thereof, in each such case to the extent, and only to the extent, arising solely as a result of deposits made by a customer of the Company into a Permitted Local Dollar Account in Mexico on February 2, 2005 and March 7, 2005 in the approximate amounts of $584,000 and $261,000, respectively or under Section 5.7(a) as a result of the failure to give timely written notice thereof in accordance with the Credit Agreement or the DIP Credit Agreement. The Company represents and warrants that, as of the date of this Waiver and Amendment, the Company is in compliance with Section 6.18 of the Credit Agreement and the DIP Credit Agreement without giving effect to the waiver hereunder.

Section 2.03.   Permitted L/C Cash Collateral Accounts (Section 6.18(iv)). The Agents and the Lenders hereby agree that all accrued interest on amounts deposited from time to time (including interest on interest) in the Permitted L/C Cash Collateral Accounts shall not be included in determining the aggregate balance in the Permitted L/C Cash Collateral Accounts for the purposes of Section 6.18(iv) of the Credit Agreement, provided that all such accrued interest on deposit as aforesaid is transferred from each Permitted L/C Cash Collateral Account to a Blocked Account no less often than once every 32 days.

Section 2.04.   Minimum EBITDA Calculation (Section 6.23). The parties hereto hereby agree that Section 6.23 of the Credit Agreement is amended by adding the phrase "the four consecutive fiscal quarters ending on the last day of" immediately after the words "Specified Group Member) for" and immediately before the words "any fiscal quarter" in the fourth line thereof

ARTICLE III

EFFECT OF WAIVERS.

Except as expressly set forth herein, each waiver set forth herein shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights or remedies of (i) the Lenders or the Agents under the Credit Agreement or any other Credit Document or (ii) the DIP Lenders or the DIP Agents under the DIP Credit Agreement or any other DIP Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document or the DIP Credit Agreement or any other DIP Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document or the DIP Credit Agreement or any other DIP Credit Document, in similar or different circumstances. The waivers herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE IV

EFFECTIVE DATE.

This Waiver and Amendment shall, unless an Event of Default has occurred and is continuing after giving effect to this Waiver and Amendment, become effective as of the date first written above upon delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Waiver and Amendment.

ARTICLE V

MISCELLANEOUS.

Section 5.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Waiver and Amendment, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 5.02.   Counterparts. This Waiver and Amendment may be executed by one or more of the parties to this Waiver and Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver and Amendment by facsimile or PDF transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 5.03.   Severability. Any provision of this Waiver and Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.04.   GOVERNING LAW. THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

Section 5.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Waiver and Amendment or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 5.06.   WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS WAIVER AND AMENDMENT.

Section 5.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder, of the Agents and the Lenders under the Credit Agreement or any other Credit Document and of the DIP Agents and the DIP Lenders under the DIP Credit Agreement or any other DIP Credit Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Waiver and Amendment or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Waiver and Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

NYI-2187610v4

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT
TRICO MARINE INTERNATIONAL, INC.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

:

TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

TRICO SUPPLY AS

By:    _____/s/ Trevor Turbidy_________

Name:    Trevor Turbidy

Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

COASTAL INLAND MARINE SERVICES LTD.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

TRICO MARINE INTERNATIONAL, LTD.

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRICO SUPPLY (UK) LIMITED

By:    _____/s/ Thomas E. Fairley_________

Name:    Thomas E. Fairley

Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________

Name:    A.J.R. May

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:______________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:_____________
Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:______________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRS CALLISTO LLC

By:______________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TOTHE SECOND AMENDMENT

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By: HIGHLAND CAPITAL MANAGEMENT, L.P., as Authorized Representatives of the Board

By:    ____________________________________

Name:

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    ____________________________________

Name:

Title: